Consolidated Statements of Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Revenues	$ 7,274,344	$ 6,280,192	$ 5,054,928
Cost of sales	5,244,055	4,612,647	3,832,107
Gross profit	2,030,289	1,667,545	1,222,821
Selling, general and administrative expenses	1,221,382	1,058,316	833,051
Other income	22,671	19,299	11,264
Operating income	831,578	628,528	401,034
Interest expense, net	2,165	996	1,239
Income before income taxes	829,413	627,532	399,795
Income taxes	125,717	128,797	76,623
Net income	703,696	498,735	323,172
Less: net income attributable to non-controlling interest	102,529	79,790	53,593
Net income attributable to Watsco, Inc.	$ 601,167	$ 418,945	$ 269,579
Earnings per share for Common and Class B common stock:
Basic	$ 15.46	$ 10.83	$ 7.03
Diluted	$ 15.41	$ 10.78	$ 7.01